UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2007

CONCUR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of Principal Executive Offices)	(Zip Code)

(425) 702-8808

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On July 27, 2007, Concur Technologies, Inc. (“Concur”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with H-G Holdings, Inc. (“H-G”). Pursuant to the terms and conditions of the Merger Agreement, Northstars Acquisition Corporation, a wholly owned subsidiary of Concur, will merge with and into H-G, with H-G surviving such merger as a wholly-owned subsidiary of Concur (collectively, the “Merger”). Under the Merger Agreement, at the closing of the Merger (the “Closing”) all outstanding equity securities of H-G will be converted into the right to receive an aggregate amount equal to $160,000,000 in cash, subject to specified adjustments, escrows and hold backs. The date of the Closing has not yet been determined. Under the Merger Agreement, $16,000,000 is being withheld by Concur from the cash to be issued at the Closing for such specified escrows and hold backs.

Jupiter Partners, L.P. (“Jupiter”), the majority stockholder of H-G, has entered into a voting agreement that obligates Jupiter to vote its shares in favor of the Merger and against any proposal made in opposition to or in competition with the Merger. Concur has secured committed bank financing for the Merger.

The completion of the Merger is subject to specified customary closing conditions, including regulatory approval such as approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). Concur has agreed to obtain regulatory approval under the HSR Act by October 27, 2008. If the Merger has not been consummated before the later of January 27, 2008 and the date on which the closing conditions other than regulatory approval under the HSR Act have been substantially satisfied (with such later date being the “Additional Payment Date”) due to the inability to obtain approval under the HSR Act, then Concur has agreed to pay H-G $2,000,000 per month from the Additional Payment Date through the earlier of the Closing or October 27, 2008.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which will be filed as an exhibit to Concur’s Form 10-K for the period ended September 30, 2007. A copy of the press release issued by Concur on July 30, 2007 concerning the transaction is filed herewith as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.01	Press Release of Concur Technologies, Inc. issued on July 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: August 2, 2007	By:	/s/ John F. Adair

John F. Adair,
Chief Financial Officer (principal financial officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.01	Press Release of Concur Technologies, Inc. issued on July 30, 2007